UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2022
CLEAR SECURE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-40568	86-2643981
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 East 55th Street, 17th Floor, New York, NY 10022
(Address of Principal Executive Offices) (Zip Code)
(646) 723-1404
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	YOU	The New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition
Clear Secure, Inc. (the “Company”) will host a conference call to discuss its financial results for the fourth quarter and fiscal year ended March 31, 2022 at 8:00 a.m. ET on May 16, 2022. Investors and analysts can access the live teleconference call by dialing toll-free 877-407-3089 for U.S. participants and 215-268-9854 for international participants. Listeners can access the live webcast at https://event.choruscall.com/mediaframe/webcast.html?webcastid=f337zHXK. A webcast replay and transcript of the webcast will be available after the event on the investor relations website at https://ir.clearme.com until June 30, 2022 at 11:59 p.m. ET.
The Company issued a letter to its stockholders announcing its financial results for the quarter and fiscal year ended March 31, 2022 (the “Shareholder Letter”). A copy of the Shareholder Letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
The Company is making reference to non-GAAP financial information in both the Shareholder Letter and the conference call. A reconciliation of GAAP to non-GAAP results is provided in the Shareholder Letter, as attached to this Current Report on Form 8-K.
The Company uses its Investor Relations website (https://ir.clearme.com) as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
Item 8.01 Other Events.

On May 13, 2022, the Company’s Board authorized a share repurchase program pursuant to which the Company may purchase up to $100 million of its Class A common stock, $0.00001 par value per share (the “Class A Common Stock”). Under the repurchase program, CLEAR may purchase shares of its Class A Common Stock on a discretionary basis from time to time through open market repurchases, privately negotiated transactions, or other means, including through Rule 10b5-1 trading plans. The timing and actual number of shares repurchased will be determined by management depending on a variety of factors, including stock price, trading volume, market conditions and other general business considerations. The repurchase program has no expiration date and may be modified, suspended, or terminated at any time.

Repurchases under this program will be funded from the Company’s existing cash and cash equivalents or future cash flow. As of March 31, 2022, CLEAR had $663 million in cash and cash equivalents, restricted cash, and marketable securities.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Shareholder Letter, dated May 16, 2022, announcing the financial results for the quarter ended March 31, 2022 of Clear Secure, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR SECURE, INC.

Date:	May 16, 2022	By:	/s/ Kenneth Cornick
Name: Kenneth Cornick
Title: President and Chief Financial Officer